SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                         TII Network Technologies, Inc.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as  provided  by  Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

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     4)   Date Filed:

                         TII NETWORK TECHNOLOGIES, INC.
                                1385 Akron Street
                            Copiague, New York 11726
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD DECEMBER 3, 2003
                               ------------------

To the Stockholders of
TII Network Technologies, Inc.:

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders of TII Network Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Huntington Hilton, 598 Broadhollow Road, Melville, New York, on Wednesday, December 3, 2003 at 3:00 p.m., New York time, at which the following matters are to be presented for consideration:

         1. The election of three Class III directors to serve until the 2006 Annual Meeting of Stockholders and until their respective successors are elected and qualified;

         2. A proposal to approve the Company's 2003 Non-Employee Director Stock Option Plan;

         3. A proposal to ratify the selection by the Audit Committee of the Board of Directors of KPMG LLP as the Company's independent public accountants for the fiscal year ending June 25, 2004; and

         4. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The close of business on October 17, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof.

                                       By Order of the Board of Directors,

                                                Virginia M. Hall,
                                                Secretary

October 27, 2003

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE ENCLOSED ENVELOPE IN THE UNITED STATES.

                         TII NETWORK TECHNOLOGIES, INC.
                                1385 Akron Street
                            Copiague, New York 11726
                              --------------------

                                 PROXY STATEMENT
                       For Annual Meeting of Stockholders
                         To be Held on December 3, 2003
                            ------------------------

         This Proxy Statement, to be mailed to stockholders of TII Network Technologies, Inc., a Delaware corporation (the "Company"), on or about October 29, 2003, is furnished in connection with the solicitation of proxies by the Board of Directors of the Company ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 3, 2003 at 3:00 p.m., New York time, and at any adjournments or postponements thereof (the "Meeting"). The Meeting will be held at the Huntington Hilton, 598 Broadhollow Road, Melville, New York.

         The close of business on October 17, 2003 has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date, there were outstanding 11,726,284 shares of the Company's Common Stock ("Common Stock").

         Stockholders in whose name shares are registered may vote by proxy or in person at the Meeting. To vote by mail, appropriately mark, sign and return the accompanying Proxy card in the enclosed envelope which requires no postage if mailed in the United States. If a stockholder's Common Stock is held in "street name" (that is, whose shares are held by, and registered in the name of, a broker or other nominee), that institution is the record owner of those shares and entitled to vote them. Those stockholders will receive from, or on behalf of, that institution instructions describing the procedures for advising the institution how to vote those shares. Stockholders whose shares are held in street name who wish to vote at the Meeting will need to obtain a separate proxy form from the institution that holds their shares.

         Proxies properly and timely received will be voted in accordance with the specifications made or, in the absence of specification, for all nominees named herein to serve as directors, for approval of the Company's 2003 Non-Employee Director Stock Option Plan (the "2003 Plan") and to ratify the selection of KPMG LLP as the Company's independent public accountants. The Board of Directors does not intend to bring before the Meeting any matter other than those described above, and has not received notice of, and is not aware of, any other matters that are to be presented by stockholders for action at the Meeting. If, however, any other matters or motions come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting. Any Proxy may be revoked by the person giving it at any time prior to the exercise of the powers conferred thereby (a) by a written notice of revocation received by the Secretary of the Company at 1385 Akron Street, Copiague, New York 11726 or at the Meeting, (b) by receipt of a duly executed Proxy bearing a later date at the foregoing address or at the Meeting or (c) by voting in person at the Meeting.

         The presence, in person or represented by proxy, of a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Meeting. Brokers that are members of the New York Stock Exchange have discretion to vote the shares of their clients that the broker holds in street name for its customers but as to which the broker has received no voting direction from the beneficial owner of the shares with respect to non-contested elections of directors, the selection of independent public accountants and certain other matters considered to be "routine" matters, but not with respect to the approval of "non-routine" matters, such as the approval of stock option plans. Brokers are, therefore, expected to vote such shares on the election of directors and the ratification of the selection of independent public accountants, but not the proposal to approve the 2003 Plan. If a broker, nominee or other fiduciary holding shares in street name votes some, but not all, of the shares held by it as record owner for one or more beneficial owners of shares on one or more matters, the shares not voted by it on a matter are called "broker non-votes." Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.

         Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters to be voted on at the Meeting. A plurality (that is, the three persons receiving the highest affirmative vote) of the vote of shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required for the election of Class III directors (Proposal 1) and the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon will be required to approve the 2003 Plan (Proposal 2) and to ratify the selection of KPMG LLP as the Company's independent public accountants for the Company's fiscal year ending June 25, 2004 (Proposal 3).

         Abstentions are considered as shares present and voted on the subject matter and, therefore, to the extent a vote requires approval by a majority of shares present in person or represented by proxy and entitled to vote (e.g., Proposals 2 and 3), abstentions will have the effect of a negative vote thereon. Under Delaware law, broker non-votes will have no effect on the outcome on the election of directors, approval of the 2003 Plan (Proposal 2) or the ratification of the selection of independent public accountants (Proposal 3). While the Company knows of no other matters to be brought before the Meeting, if any other matter is brought before the Meeting that requires the vote of a majority of all outstanding shares of Common Stock, broker non-votes, as well as abstentions, will have the effect of a negative vote on that matter.

                          SECURITY HOLDINGS OF CERTAIN
                      STOCKHOLDERS, MANAGEMENT AND NOMINEES

         The following table sets forth information, as of the Record Date except as noted below, with respect to the beneficial ownership of the Company's Common Stock by (i) each person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and nominee to serve as a director of the Company,
(iii) each executive officer named in the Summary Compensation Table under the caption "Executive Compensation," below, and (iv) all executive officers and directors of the Company as a group:

                                                      Shares        Percent of
Beneficial Owner (1)                                  Owned (2)      Class (3)
--------------------                                 ---------       ---------
Alfred J. Roach                                     1,095,240(4)        9.0%
1385 Akron Street
Copiague, NY 11726

Jerry Bloomberg and/or Sondra Bloomberg               965,000(5)        8.2%
155 East Ames Court
Plainview, New York 11803

Timothy J. Roach                                      976,981(6)        8.0%
1385 Akron Street
Copiague, NY 11726

R. Dave Garwood                                       215,570(7)        1.8%

Joseph C. Hogan                                       174,330(8)        1.5%

James R. Grover, Jr.                                  168,600(9)        1.4%

C. Bruce Barksdale                                    136,920(10)       1.2%

Lawrence M. Fodrowski                                  50,000(11)         *

Charles H. House                                       43,200(12)         *

Mark T. Bradshaw                                       25,000(13)         *

Virginia M. Hall                                      153,000(14)       1.3%

Kenneth A. Paladino                                   120,000(15)       1.0%

All executive officers and directors                3,158,841(16)      23.4%
   as a group (11 persons)
----------------------

(1) The Company understands that, except as noted below, each beneficial owner has sole voting and investment power with respect to all shares attributable to such owner.

(2) Includes shares subject to stock options or warrants only to the extent exercisable on or within 60 days after the Record Date.

(3) Asterisk indicates that the percentage is less than one percent. Percent of Class assumes the issuance of Common Stock issuable upon the exercise of options or warrants (to the extent exercisable on or within 60 days after the Record Date) held by such person but (except for the calculation of beneficial ownership by all executive officers and directors as a group) by no other person or entity.

(4) Includes 384,000 shares subject to options held under the Company's stock option plans. Excludes 51,744 shares owned by Mr. Roach's wife, as to which shares Mr. Roach disclaims beneficial ownership.

(5) Based solely on information contained in a Schedule 13G, dated February 10, 2003, filed jointly by, among others, Jerry and Sondra Bloomberg with the Securities and Exchange

                                              (Footnotes continued on next page)

         Commission reflecting information as at December 31, 2002. The Schedule 13G reflects that Jerry Bloomberg has shared voting and dispositive power over all such shares and that Sondra Bloomberg has shared voting and dispositive power over 790,500 of such shares (6.7% of the Company's outstanding Common Stock). Various other related persons, an entity and a profit sharing plan (none of whom beneficially owns at least 5% of the Company's outstanding Common Stock) are reflected as also having shared voting and dispositive power over certain of such shares.

(6) Includes 968 shares owned by Mr. Roach's wife (who has sole voting and dispositive power with respect to the shares owned by her and as to which Mr. Roach disclaims beneficial ownership) and 440,000 shares subject to options held under the Company's stock option plans.

(7) Includes 135,000 shares subject to options held under the Company's stock option plans and a warrant to purchase 14,285 shares that was acquired from the Company in the Company's June 2000 private placement.

(8) Includes 174,250 shares subject to options held under the Company's stock option plans.

(9) Includes 165,000 shares subject to options held under the Company's stock option plans.

(10) Includes 129,000 shares subject to options held under the Company's stock option plans.

(11) Represents shares subject to options held under a Company stock option plan.

(12) Includes 18,200 shares owned jointly by Mr. House and his wife, and 25,000 shares subject to an option held under a Company stock option plan.

(13) Represents shares subject to an option held under a Company stock option plan.

(14) Includes 148,000 shares subject to options held under the Company's stock option plans.

(15) Includes 95,000 shares subject to options held under a Company stock option plan.

(16) Includes (i) 1,770,250 shares subject to options held by executive officers and directors under the Company's stock option plans and (ii) 14,285 shares subject to a warrant held by a director.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes, designated Class I, Class II and Class III. These classes are to be as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits. The term of office of Class III directors continues until the Meeting, the term of office of Class I directors continues until the next succeeding annual meeting of stockholders and the term of office of Class II directors continues until the second succeeding annual meeting of stockholders, and, in each case, until their respective successors are elected and qualified. At each annual meeting, directors are chosen to succeed those in the class whose term expires at that meeting.

         The Board of Directors has fixed the size of the Board at nine. Each director was previously elected by the Company's stockholders, except Lawrence
M. Fodrowski, Mark T. Bradshaw and Charles H. House, who were elected by the Board of Directors.

         The terms of Alfred J. Roach, Timothy J. Roach and Lawrence M. Fodrowski, the present Class III directors, will expire at the Meeting. At the Meeting, holders of Common Stock will elect three Class III directors to serve until the 2006 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received for the election of Alfred J. Roach, Timothy J. Roach and Lawrence M. Fodrowski to serve as Class III directors (the "nominees").

         In the event that any of the nominees should become unavailable or unable to serve for any reason, the holders of Proxies have discretionary authority to vote for one or more alternate nominees who will be designated by the Board of Directors. The Company believes that all of the nominees are available to serve as directors.

Background of Nominees

         Class III Directors

         Alfred J. Roach, 88, has served as Chairman of the Board of Directors and a director of the Company and its predecessor since its founding in 1964 and was Chief Executive Officer of the Company from the Company's founding until January 1995. From September 1983 until September 2002, when it filed a petition under the federal Bankruptcy Code, Mr. Roach also served as Chairman of the Board of Directors and a director of American Biogenetic Sciences, Inc., a biotechnology research company ("ABS").

         Timothy J. Roach, 56, has served the Company in various capacities since December 1973. He has been President of the Company since July 1980, Chief Executive Officer since January 1995, Vice Chairman of the Board since October 1993 and a director since January 1978. Mr. Roach served as Chief Operating Officer of the Company from May 1987 until January 1998. Mr. Roach served as Treasurer, Secretary and a director of ABS from September 1983 until September 2002, when ABS filed a petition under the federal Bankruptcy Code. Mr. Roach was a Captain in the United States Air Force for four years prior to joining the Company and is a graduate of Harvard University's Business School Program for Management Development.

         Lawrence M. Fodrowski, 55, has been a director of the Company since October 2001. Since July 2002, Mr. Fodrowski has been an independent financial consultant. From January 2001 until July 2002, Mr. Fodrowski was Chief Financial Officer of Gisbert McDonnell Construction, Inc. ("Gisbert McDonnell"), a construction management firm. From January 1976 until he joined Gisbert McDonnell, Mr. Fodrowski was Vice President, Chief Financial Officer and a director of LNR Communications, Inc. ("LNR"), a satellite communications equipment manufacturer. Prior to joining LNR, he was a Supervising Senior Accountant with KPMG Peat Marwick LLP (predecessor to KPMG LLP) for five years. Mr. Fodrowski holds a Bachelor of

Science degree in Accounting from Fordham University and is a certified public accountant in New York.

Background of Directors Whose Terms of Office Continue After the Meeting

         Class I Directors

         C. Bruce Barksdale, 72, was Vice President of the Company from August 1971 until December 1999 and thereafter was a consultant to the Company until April 2002. Since that time, Mr. Barksdale has been retired. He has been a director of the Company since 1974. Mr. Barksdale holds a Bachelor of Science degree in Electrical Engineering from the University of South Carolina.

         R. Dave Garwood, 61, has been a director of the Company since August 2000. Mr. Garwood is President of R. D. Garwood, Inc., an education and consulting company founded by him in 1974, specializing in supply chain management and the performance of operational audits and due diligence work for investment firms. Mr. Garwood holds a Bachelor of Science degree in Mechanical Engineering from Purdue University.

         Joseph C. Hogan, Ph.D., 81, has been a director of the Company since January 1974. Dr. Hogan served as Dean of the College of Engineering of the University of Notre Dame from 1967 to 1981, following which he performed various services for the University of Notre Dame until 1985, where he remains Dean Emeritus. From 1985 until his retirement in 1987, Dr. Hogan was a Director of Engineering Research and Resource Development at Georgia Institute of Technology. He is past President of the American Society of Engineering Education.

         Class II Directors

         Mark T. Bradshaw, Ph.D., 36, has been a director of the Company since May 2003. Since July 2000, Dr. Bradshaw has been Assistant Professor of Business Administration at Harvard Business School. From June 1995 to June 2000, Dr. Bradshaw attended the University of Michigan Business School performing research and completing his Doctorate Degree. Mr. Bradshaw also holds a Bachelor of Business Administration degree and a Masters in Accounting degree from the University of Georgia. Dr. Bradshaw is a certified public accountant in Georgia.

         James R. Grover, Jr., 84, has been a director of the Company since 1978. Mr. Grover has been engaged in the private practice of law since 1974 and has been General Counsel to the Company since 1977. Mr. Grover was a member of the United States House of Representatives from 1963 to 1974, after serving as a member of the New York State Assembly from 1957 to 1962. Mr. Grover performed legal services for the Company in fiscal 2003, for which he received $16,385, and may perform legal services for the Company in fiscal 2004.

         Charles H. House, 63, has served as a director of the Company since September 2003. Mr. House presently serves as Director of Societal Impact of Technology at Intel Corporation, a semiconductor chip maker ("Intel"). Mr. House previously served as Executive Vice President of Communications Research of Dialogic Corp., a manufacturer of hardware and software enabling technologies for computer telephony systems ("Dialogic"), which was acquired by Intel in 1999. Mr. House joined Dialogic in December 1995 as President of its wholly owned subsidiary, Spectron MicroSystems, Inc., which developed software for digital signal processing operating systems. Mr. House served as a director from July 1998 until July 2003, and Chairman from January 2001 until June 2003, of Applied Microsystems Corporation, when that company was dissolved following the sale of certain operations to Motorola, Inc. Mr. House holds a Bachelor of Science degree in Solid-State Physics from California Institute of Technology, a Masters in Sciences degree in Electronics Engineering from Stanford University, a Masters in Arts degree in the History of Science and Technology from the University of Colorado and a Masters in Business Administration degree in Strategic Studies from the University of California at San Diego.

         Alfred J. Roach is the father of Timothy J. Roach. There are no other family relationships among the Company's directors or executive officers.

The Board of Directors and Committees of the Board

         During the Company's fiscal year ended June 27, 2003, the Company's Board of Directors held five meetings. In addition, during that fiscal year, the Board also acted by unanimous written consent on four occasions following informal discussions.

         The Board of Directors has Audit and Compensation Committees. The Board does not have a standing nominating committee or committee performing a similar function.

         The Audit Committee of the Board of Directors, presently consists of Messrs. Lawrence M. Fodrowski (Chairman), R. Dave Garwood and Joseph C. Hogan, each of whom meets the independence requirements for audit committee members under the listing standards for the Nasdaq SmallCap Market, on which the Company's Common Stock is quoted. The Board of Directors has determined that Mr. Fodrowski is an Audit Committee Financial Expert, within the meaning of the rules and regulations of the Securities and Exchange Commission. The specific function and responsibilities of the Audit Committee are set forth in the written charter of the Committee adopted by the Board of Directors, a copy of which, as amended on September 24, 2003, is attached as Appendix A to this Proxy Statement. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met on ten occasions during the fiscal year ended June 27, 2003.

         The Compensation Committee is authorized to consider and recommend to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the executive officers of the Company; grant options under the Company's present and future employee stock option plans; examine and make recommendations to the full Board of Directors with respect to other employee benefit plans and arrangements of the Company and its subsidiaries; and report to the Board periodically with respect to such matters. The present members of the Compensation Committee are R. Dave Garwood (Chairman), Lawrence M. Fodrowski and Joseph C. Hogan. The Compensation Committee met on five occasions, and acted by unanimous written consent on one occasion following informal discussions, during the Company's fiscal year ended June 27, 2003.

         During the Company's fiscal year ended June 27, 2003, each incumbent director attended at least 75% of the aggregate number of Board of Directors meetings and meetings of all committees on which such director served that were held during fiscal 2003.

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Audit Committee is responsible for overseeing the Company's accounting, auditing and financial reporting practices, and the Company's independent public accountants have the responsibility for examining the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In fulfilling its oversight responsibility with respect to the Company's year ended June 27, 2003, the Audit Committee:

         o Reviewed and discussed the audited financial statements for the fiscal year ended June 27, 2003 with management and KPMG LLP ("KPMG"), the Company's independent public accountants;

         o Discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o Received the written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also discussed KPMG's independence with KPMG and considered whether the provision of non-audit services rendered by KPMG was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Ratification of the Selection of Independent Public Accountants," below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended June 27, 2003 be included in the Company's Annual Report on Form 10-K filed with the SEC for that year.

                                                 Respectfully,

                                                 Lawrence M. Fodrowski
                                                 R. Dave Garwood
                                                 Joseph C. Hogan

Executive Officers

         In addition to Alfred J. Roach and Timothy J. Roach, the following are executive officers of the Company:

         Kenneth A. Paladino, 46, has been Vice President-Finance and Chief Financial Officer of the Company since September 2000 and Treasurer since June 2001. From February 2000 until he joined the Company, Mr. Paladino was an independent consultant. Prior thereto, Mr. Paladino served as Chief Financial Officer from 1995 until February 2000, and for six years prior thereto as Corporate Controller, of EDO Corporation, a designer and manufacturer of advanced electronic and electro-mechanical systems. Mr. Paladino holds a Bachelor of Science degree in Accounting from Villanova University and is a Certified Public Accountant in New York.

         Virginia M. Hall, 50, has served the Company in various capacities since February 1976, serving as Vice President-Administration since December 1993, Vice-President-Contract Administration since September 1990 and Secretary since September 2002.

         Officers hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board. See "Executive Compensation - Employment Agreements" for information concerning the Company's Employment Agreements with Timothy J. Roach and Kenneth A. Paladino.


Required Vote

         A plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of directors will elect directors.

         The Board of Directors recommends that stockholders vote FOR Alfred J. Roach, Timothy J. Roach and Lawrence M. Fodrowski to serve as Class III directors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth, for the Company's three fiscal years ended June 27, 2003, information concerning the compensation paid by the Company to Timothy J. Roach, the Company's Chief Executive Officer and the Company's other executive officers serving at the end of fiscal 2003 (the "Named Executive Officers"):

                                                                                           Long-Term
                                                                                          Compensation
                                               Annual Compensation                           Award
                             ---------------------------------------------------------  ----------------     -------------
                                                                       Other Annual                           All Other
Name and Principal Position    Year        Salary         Bonus        Compensation     Stock Options (#)    Compensation
---------------------------  -------   -------------   ------------  -----------------  ----------------     -------------
Timothy J. Roach               2003         $250,000   $     --          $ 48,000 (1)        80,000             $ 13,148(2)
 President and                 2002          250,000         --            48,000               --                13,148
 Chief                         2001          250,000         --            48,000           100,000               13,875
 Executive Officer

Kenneth A. Paladino            2003          193,000         --               --             80,000                  --
   Vice President-             2002          190,000         --               --             50,000                  --
  Finance, Chief               2001          150,202(3)      --               --             75,000                  --
   Financial Officer
   and Treasurer


Alfred J. Roach                2003          150,000         --               --                 --                  --
  Chairman of                  2002          150,000         --               --                 --                  --
  the Board                    2001          150,000         --               --            100,000                  --


Virginia M. Hall               2003          143,000         --               --             50,000                  --
   Vice President              2002          140,000         --               --             25,000                  --
   -Administration,            2001          140,000         --               --             25,000                  --
   Contract Admin-
   istration and Secretary

-----------------------

(1) Pursuant to his employment agreement with the Company, during fiscal 2003, Mr. Roach received an allowance to reimburse him for the cost of maintaining a secondary residence in Puerto Rico, where the Company maintains manufacturing facilities. This allowance ceased effective July 1, 2003.

(2)     Represents   premiums  on  life  and  long-term   disability   insurance
        maintained by the Company for the benefit of Mr. Roach.
(3)     Mr. Paladino joined the Company in September 2000.

Option Grants in Last Fiscal Year


         The following table contains information concerning options granted to the Named Executive Officers during the Company's fiscal year ended June 27, 2003:

                                                                                            Potential Realizable
                                                                                           Value at Assumed Annual
                              Number of        Percent of                                   Rates of Stock Price
                              Securities     Total Options                                 Appreciation For Option
                              Underlying       Granted to      Exercise                           Term (2)
                               Options        Employees in     Price Per    Expiration    -------------------------
           Name                Granted        Fiscal Year      Share (1)     Date (1)            5%        10%
----------------------       -----------     --------------    ---------    ----------          ---       ---
Timothy J. Roach                80,000              18.2%         $0.34       8/29/07        $ 4,452     $12,741

Kenneth A. Paladino             80,000              18.2%         $0.31       8/29/12        $15,597     $39,525

Virginia M. Hall                50,000              11.4%         $0.31       8/29/12        $ 9,748     $24,703

---------------------
(1) The option granted to Mr. Roach is exercisable at a price equal to 110% of the market value of the Company's Common Stock on the date of grant, has a five-year term and vests and becomes exercisable, on a cumulative basis, in two equal annual installments commencing January 1, 2004. The options granted to Mr. Paladino and Ms. Hall are exercisable at a price equal to the market value of the Company's Common Stock on the date of grant, have ten year terms and vest and become exercisable, on a cumulative basis, in two equal annual installments commencing August 30, 2003.

(2) These are hypothetical values using assumed compound growth rates prescribed by the SEC and are not intended to forecast possible future appreciation, if any, in the market price of the Company's Common Stock.

Aggregate Option Exercises and Fiscal Year-End Option Value Table

         No options were exercised by the Named Executive Officers during the Company's fiscal year ended June 27, 2003. The following table contains information with respect to the unexercised options held at June 27, 2003 by the Named Executive Officers:

                                    Number of              In-the-Money Value
                               Unexercised Options           of Unexercised
                                 Held at Fiscal              Options Held at
                                    Year-End                Fiscal Year-End
                                  (Exercisable/               (Exercisable/
          Name                   Unexercisable)            Unexercisable) (1)
          ----                   --------------            ------------------
Timothy J. Roach                 374,000  / 236,000          $   0  /  $7,560
Alfred J. Roach                  324,000  / 146,000          $   0  /  $0
Kenneth A. Paladino               40,000  / 165,000          $ 200  /  $10,800
Virginia M. Hall                 105,800  /  95,200          $   0  /  $6,250
---------------------
(1) Represents the closing price of the Company's Common Stock at fiscal year-end minus the option exercise price, multiplied by the respective number of shares.

Remuneration of Directors

         Non-employee directors receive a fee of $1,000 for each meeting of the Board attended in person and members of Committees of the Board receive a fee of $500 for each Committee meeting attended. Non-employee directors currently are also granted options to purchase 25,000 shares of the Company's Common Stock under the Company's 1994 Non-Employee Director Stock Option Plan (the "1994 Plan") at the time such person becomes a non-employee director and immediately following each annual meeting of stockholders at which directors are elected. Each option held by a non-employee director under the 1994 Plan is exercisable for a period of ten years following the date of grant (subject to earlier termination at specified times following a non-employee director's cessation of service) at an exercise price equal to 100% of the fair market value on the date of grant of the shares subject thereto. See "Approval of 2003 Non-Employee Director Stock Option Plan" for information concerning the 2003 Plan which will, if approved, replace the 1994 Plan on the day following the Meeting. R. Dave Garwood served as an operational planning consultant to the Company, for which the Company granted him an option, on January 3, 2001, to purchase 50,000 shares of the Company's Common Stock, which became exercisable in equal installments as four phases of the Company's Sales and Operations Planning program was completed. From April 1, 2002 to March 31, 2003, the Company was also a party to an agreement with Mr. Garwood under which Mr. Garwood provided strategic planning consulting services to the Company at a fee of $10,000 per quarter.

Employment Agreements

         The Company and Timothy J. Roach are parties to an Amended and Restated Employment Agreement, effective as of July 1, 2003, pursuant to which Mr. Roach is serving as the Company's President and Chief Executive Officer. The Amended and Restated Employment Agreement provides for a two-year term ending July 1, 2005, with automatic one year extensions unless either party gives the other notice of termination at least six months prior to the then scheduled termination date. Under the Amended and Restated Employment Agreement, Mr. Roach is entitled to an annual salary of $300,000 per year, subject to increases and bonuses at the discretion of the Board of Directors or Compensation Committee of the Board. The Company also is to continue to maintain the medical, dental and disability insurance provided to Mr. Roach at levels and terms no less favorable than in effect on July 1, 2003. The Company is also to pay the premiums on at least $500,000 of life insurance on the life of Mr. Roach for benefit of Mr. Roach's beneficiaries and is to reimburse Mr. Roach for any income taxes, on a "gross up" basis, payable by him on such premiums.

         If Mr. Roach's employment is terminated by the Company for any reason, other than death, disability or for cause, or if Mr. Roach terminates his employment for good reason, (in general, a change of control of the Company, as defined, a reduction of Mr. Roach's salary or benefits, adverse changes in his powers, duties, position, compensation or benefits or certain changes in the location where his duties are to be performed), he will be entitled to receive, as severance pay, in a lump sum, an amount equal to two times his annual salary in effect immediately prior to his cessation of employment (or, if greater, two times the highest annual salary rate in effect at any time during the year period preceding the date of such termination) and all bonuses paid or payable in respect of the Company's most recent fiscal year ended prior to the date of such termination (or, if greater, the bonus paid in respect of the Company's then current fiscal year or the immediately preceding fiscal year. In addition, during the two-year period following the date of such termination, Mr. Roach would continue to receive the benefits provided for in his Employment Agreement and any additional benefits that may be provided to executive officers or their dependents during such period in accordance with the Company's policies and practices, and any stock options granted to him which had not vested would become vested on the date of such termination. Mr. Roach (or his beneficiaries) will also be entitled to severance equal to one year's annual salary in the event of his death or two years' annual salary in the event of the termination of his employment by reason of his disability (as defined). In the event of termination of Mr. Roach's employment by virtue of an event that entitles him (or his beneficiaries) to severance pay, all outstanding options held by Mr. Roach will fully vest and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option.

         Mr. Roach has agreed, among other things, not to disclose confidential information of the Company and, during the term of the agreement and for a
Restricted Period thereafter, not to directly or indirectly, engage, participate, invest or have an interest in any business that engages in the manufacture and sale of surge protector devices for the telephone industry or any other activity which is competitive with the Company's business as conducted within twelve months preceding the end of the term of his Employment Agreement. The Restricted Period is one year after the date of termination of Mr. Roach's employment in the case of termination of Mr. Roach's employment due to disability, for cause (as defined) or Mr. Roach's voluntary termination of employment without good reason or if the term of the Employment Agreement expires based on Mr. Roach's election not to extend the term of the Agreement. The Company may extend the Restricted Period for a second year by paying Mr. Roach 50% of his annual salary in effect immediately prior to his cessation of employment (or, if greater, at the highest annual salary rate in effect at any time during the one-year period preceding the date of termination of his employment). If Mr. Roach terminates his employment for good reason or the Company terminates Mr. Roach's employment for any reason (other than his death, disability, or for cause) or the Employment Agreement expires based on a notice from the Company not to extend the term of the agreement, the Company may elect to invoke a one year Restricted Period by paying Mr. Roach his annual salary in effect immediately prior to his cessation of employment (or, if greater, the highest annual salary rate in effect at any time during the one year period preceding the date of termination of his employment), with the Company having the right to extend the Restricted Period for a second year by paying Mr. Roach 50% of the amount that was payable with respect to the first year of the Restricted Period.

         Kenneth A. Paladino is a party to an Employment Agreement, dated September 5, 2000, as amended June 5, 2003, with the Company under which Mr. Paladino is serving as the Company's Vice President-Finance and Chief Financial Officer for a term expiring September 4, 2005 at a salary of $215,000, which is subject to review at the end of each year of employment. In the event of the termination of Mr. Paladino's employment by the Company, other than for cause, death or disability, or in the event of termination by Mr. Paladino following a change in control, a reduction in rank or authority or a move of Mr. Paladino's primary place of work without his agreement, Mr. Paladino will be entitled to receive all compensation that he would have received for a one year period of time, and all outstanding options held by Mr. Paladino will fully vest and become exercisable for the maximum time allowed for the exercise thereof under the terms of the applicable stock option plan under which the options were granted but not exceeding 90 days following such termination. Mr. Paladino has agreed not to disclose confidential information of the Company during or after his employment and, during the term of his employment and for a period of one year thereafter, not to directly or indirectly engage in certain activities which are competitive to the Company.

Report of Board of Directors and Compensation Committee
Concerning Executive Compensation

         The following report is submitted by the Compensation Committee of the Board of Directors which, among other things, considers and recommends to the Board of Directors salaries, bonuses and other compensation arrangements with respect to the Company's executive officers. While both the full Board of Directors and the Compensation Committee have authority to grant stock options under the Company's 1995 Stock Option Plan and 1998 Stock Option Plan, all options granted to executive officers under these plans during the Company's fiscal year ended June 27, 2003 were granted by the Compensation Committee.

         The Compensation Committee has viewed salaries for the Company's executive officers as a means of providing basic compensation at levels sufficient to attract and retain qualified executives. Levels of base salary have been, subject to the requirements of any employment agreement between the Company and the executive officer, determined on a subjective basis in light of the executive's level of responsibility, performance and expertise, as well as prevailing economic conditions, the Company's performance and competitive factors.

         Bonuses, if awarded, have been to provide short-term incentive and to reward the executive's personal performance and contribution to the Company's recent overall performance or as an inducement to join the Company. Performance bonuses have been determined by reference to specific pre-established performance targets, on a subjective basis by examining the executive's achievements or, at times, pursuant to agreements entered into as an inducement for an executive to join the Company. No performance bonuses were granted to any of the Named Executive Officers during the Company's past three fiscal years.

         The Compensation Committee has considered options a useful means of enabling the Company to provide long-term incentive to executives in a manner that enables the Company to conserve cash for operations and growth while tying the executive's interest to the interests of stockholders through stock ownership and potential stock ownership. Option grants have been based upon the executive's performance and expected contribution to the long-term goals of the Company. (See "-- Option Grants in Last Fiscal Year," above).

         The Committee, on behalf of the Company, negotiated an Amended and Restated Employment Agreement with Timothy J. Roach, the Company's President and Chief Executive Officer, which became effective July 1, 2003. See "-- Employment Agreements," above, for a description of Mr. Roach's Amended and Restated Employment Agreement. During fiscal 2003, Mr. Roach received no bonus but was granted a five year option to purchase 80,000 shares of the Company's Common Stock exercisable at $.34 per share, 110% of the market value of the

Company's Common Stock on the date of grant. The five year option is exercisable, on a cumulative basis, in two equal annual installments commencing January 1, 2004.

         Section 162(m) of the Internal Revenue Code of 1986, as amended, precludes a public company from taking a Federal income tax deduction for annual compensation paid to its chief executive officer or any of its four other most highly compensated executive officers in excess of $1,000,000 for any such person. Certain "performance based compensation" is excluded from the deduction limitation. Cash compensation being paid by the Company does not, and is not expected to, reach the threshold at which the deduction limitation would be imposed. The Company's stock option plans have been structured in a manner to enable any amount which is considered compensation as a result of the exercise of stock options or the disposition of the shares underlying an exercised option to be excluded from the deduction limitation. Accordingly, in light of the Company's current compensation levels, Section 162(m) is not expected to affect the Company's ability to deduct items treated as compensation for Federal income tax purposes.


                                                     Respectfully submitted,

                                                     Lawrence M. Fodrowski
                                                     R. Dave Garwood
                                                     Joseph C. Hogan

Performance Graph

         The following graph compares the cumulative return to holders of the Company's Common Stock for the five years ended June 27, 2003 with (i) the Nasdaq Stock Market-US Index and (ii) the Nasdaq Telecommunications Index. The comparison assumes $100 was invested on June 30, 1998 in the Company's Common Stock and in each of the comparison groups and assumes reinvestment of dividends (the Company paid no dividends during the periods):


                                                          Cumulative Total Return
                                         ----------------------------------------------------------
                                          6/98       6/99      6/00       6/01      6/02       6/03
                                         ----------------------------------------------------------
TII NETWORK TECHNOLOGIES, INC.           100.00     40.13     44.74      22.74      8.84       8.74
NASDAQ STOCK MARKET (U.S.)               100.00    143.67    212.43     115.46     78.65      87.33
NASDAQ TELECOMMUNICATIONS                100.00    163.70    183.95      78.01     26.88      40.76


Compliance with Section 16(a) of the Securities Exchange Act of 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock, to timely file initial statements of stock ownership and statements of changes of beneficial ownership with the SEC and furnish copies of those statements to the Company. Based solely on a review of the copies of the statements furnished to the Company to date, or written representations that no statements were required, the Company believes that all statements required to be filed by such persons with respect to the Company's fiscal year ended June 27, 2003 were timely filed, except for one late filing by R. Dave Garwood reporting one transaction.

                                   PROPOSAL 2

                          APPROVAL OF 2003 NON-EMPLOYEE
                           DIRECTOR STOCK OPTION PLAN

               On September 24, 2003, the Board of Directors adopted, subject to stockholder approval at the Meeting, the Company's 2003 Non-Employee Director Stock Option Plan (the "2003 Plan"). The Company's 1994 Non-Employee Director Stock Option Plan (the "1994 Plan") is scheduled to expire as to the grant of options on September 13, 2004. However, following the grant of options to Outside Directors serving on the Board immediately following the Meeting, only 15,000 shares of Common Stock will be available for grant under the 1994 Plan. Accordingly, the 2003 Plan will replace the 1994 Plan commencing on the date following the day on which the Meeting is concluded (and no future options will thereafter be granted under the 1994 Plan if the 2003 Plan is approved by stockholders at the Meeting). Like the 1994 Plan, the 2003 Plan will provide for the grant of options only to non-employee directors of the Company ("Outside Directors").

               The 2003 Plan, like the 1994 Plan, is designed to provide an additional incentive for Outside Directors to continue to work for the best interests of the Company and to attract and retain the services of experienced and knowledgeable directors who are not employees of the Company.

               A copy of the 2003 Plan is set forth as Appendix B to this Proxy Statement, and the following discussion of the 2003 Plan is qualified in its entirety by reference thereto.

         Number of Shares, Administration and Eligibility. The maximum number of shares of Common Stock as to which options may be granted under the 2003 Plan is 500,000, subject to adjustment as discussed below under "Adjustment in Event of Capital Changes". Upon the expiration, cancellation or termination of unexercised options, the shares subject thereto will again be available for grant under the 2003 Plan. The 2003 Plan is administered by the Board of Directors subject to the provisions of the 2003 Plan. Participation in the 2003 Plan is limited to Outside Directors.

         Grant of Options. The 2003 Plan provides for the grant of an option, on the date a person initially becomes an Outside Director, to purchase 24,000 shares of Common Stock (an "Initial Option"). In addition, immediately following each annual meeting of stockholders at which directors are elected, beginning with the annual meeting to be held in 2004, each Outside Director in office immediately following the conclusion of the meeting (whether or not elected at such meeting) will be granted an option to purchase 5,000 shares of Common Stock, as well as 5,000 shares for each standing committee of the Board on which the Outside Director will be serving and 2,000 shares for each such committee that the Outside Director will be serving as Chairperson (an "Annual Option"). An individual who becomes an Outside Director for the first time at an annual meeting of stockholders will only be granted an Initial Option to purchase 24,000 shares of Common Stock and options to purchase 5,000 shares and 2,000 shares with respect to such committee memberships and chairpersonships, respectively, as will pertain to that Outside Director. An employee who ceases that relationship but remains a director will not be entitled to an Initial Option. The 1994 Plan provides for each of initial and annual grants of options to purchase 25,000 shares of the Company's Common Stock to each Outside Director.

         Exercise Price. The option exercise price for each share to be granted under the 2003 Plan is to be 100% of the fair market value of the Company's Common Stock on the date of grant. Upon exercise of the option, the exercise price is to be paid in full in cash. The closing price of the Company's Common Stock on Nasdaq SmallCap System on October 23, 2003 was $1.37 per share.

         Option Term. Each option will have a term of ten years. Initial Options shall vest and become exercisable, on a cumulative basis, in three equal annual installments commencing one year following the date of grant. Annual Options granted under the 2003 Plan will vest and become exercisable on the date of grant. Each option under the 1994 Plan becomes fully vested and exercisable immediately upon grant.

         In the event that an optionee ceases to serve on the Board of Directors for any reason (including as a result of not being re-elected to the Board, death or disability), options held by the optionee may be exercised, at any time within one year after cessation of service but in no event after the date on which the option would otherwise expire. However, if the Outside Director's service on the Board is terminated for cause or if the Outside Director resigns without the consent of a majority of the remaining members of the Board, the Outside Director's options shall terminate immediately.

         Adjustment in Event of Capital Changes. In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, spin-off, split up, merger in which the Company is the surviving corporation, reorganization or the like, the number and kind of shares available for option under the 2003 Plan, the number and kind of shares to be granted initially and annually to Outside Directors, and the option price and number and kind of shares purchasable under outstanding options will be adjusted in a manner similar to the anti-dilution adjustments made under Company stock option plans for employees. In the event of the liquidation or dissolution of the Company, a merger or consolidation in which the Company is not the surviving corporation, or any other capital reorganization in which more than 50% of the Company's Common Stock is exchanged, outstanding options under the 2003 Plan shall terminate unless other provision is made therefor in the transaction (which provision shall be made in a manner similar to the provision made for options granted under the Company's employee stock option plans).

         Miscellaneous. An option may not be transferred by an Outside Director other than by will or by the laws of descent and distribution, and an option may be exercised during the optionee's lifetime only by the optionee. In addition, an option may not be exercised unless either (a) a registration statement under the Securities Act of 1933, as amended (the "Act"), is then effective and current with respect to the shares or (b) in the opinion of counsel to the Company, there is an exemption from registration under the Act for the issuance of such shares. As a further condition to exercise of an option, the Company may require that the shares underlying such option or the 2003 Plan be listed for trading on any securities market on which Common Stock is traded and have been appropriately registered or qualified under applicable state securities laws, and that any necessary or desirable governmental approval or consent has been obtained. The Company intends to file a registration statement under the Act covering the issuance of shares upon the exercise of options under the 2003 Plan.

         Duration and Amendment of the 2003 Plan. No options may be granted under the 2003 Plan after September 23, 2013. Options outstanding on that date, however, shall in all respects continue subject to the 2003 Plan. The Board may suspend or terminate the 2003 Plan at any time. Without the approval of stockholders, no alteration or amendment may be made to the 2003 Plan which would (1) change the class of eligible participants who may receive options, (2) increase the total number of shares available for the grant of options (except for anti-dilution adjustments), (3) decrease the exercise price at which options may be granted (except for anti-dilution adjustments) or (4) materially increase the benefits accruing to participants.

Equity Compensation Plans

         The following table sets forth certain information as of June 27, 2003 with respect to the Company's equity compensation plans:

                                                                                               Number of securities
                               Number of securities to be           Weighted-average          remaining available for
                                 issued upon exercise of           exercise price of              future issuance
                                  outstanding options,            outstanding options,             under equity
        Plan Category              warrants and rights            warrants and rights           compensation plans
        -------------              -------------------            -------------------           ------------------
Equity compensation plans
approved by security holders.         3,363,350(a)                      $ 1.53                      1,053,450(b)

Equity compensation plans
not approved by security
holders......................               --                          $  --                              --
                                      --------------                    ------                     -------------

  Total......................         3,363,350                         $ 1.53                      1,053,450
                                      ==============                    ======                      ============

----------------

(a)      Includes  25,000,  1,067,900,  1,775,450 and 495,000  shares subject to options granted under the Company's 1986 Stock Option Plan under which no further options may be granted, 1995 Stock Option Plan (the "1995 Plan"), 1998 Stock Option Plan (the "1998 Plan") and the 1994 Plan, respectively.

(b) Includes 138,900 and 724,550 shares available for future grant under the 1995 Plan and 1998 Plan, respectively, to employees and directors of, and consultants to, the Company and 190,000 shares available for future grant to non-employee directors under the 1994 Plan. Upon the expiration, cancellation or termination of unexercised options, shares subject to options under the 1995 Plan, 1998 Plan and, unless the 2003 Plan is approved, 1994 Plan will again be available for the grant of options under the applicable plan.

Plan Benefits.

         If the 2003 Plan is approved, any director added to the Board at any time beginning on the day following the Meeting would be granted an Initial Option upon his or her election to the Board, and the Company's then existing Outside Directors would be granted Annual Options under the 2003 Plan beginning with the Company's 2004 Annual Meeting of Stockholders and at each subsequent annual meeting of stockholders. See "-- Grant of Options," above. Assuming the continuance of the present Outside Directors and the present two committees of the Board, Annual Options to purchase 69,000 shares of the Company's Common Stock would be issued annually under the 2003 Plan. Had the 2003 Plan been in effect from the day following the Company's 2002 Annual Meeting of Stockholders to date, options, including Initial Options (to two directors) and Annual Options (to seven directors), to purchase an aggregate of 117,000 shares of Common Stock would have been granted, compared to 275,000 shares under the 1994 Plan. Outside Directors are also eligible to participate in the Company's 1998 Stock Option Plan.

Federal Income Tax Consequences.

         The  following  is  a  general   summary  of  the  Federal  income  tax
consequences under the Internal Revenue Code of 1986, as amended, as currently in effect with respect to options under the 2003 Plan.

         The optionee will not recognize any income for Federal income tax purposes, and the Company will not be entitled to any deduction, upon the grant of an option.

         Generally, an option holder recognizes ordinary taxable income at the time an option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The Company generally will be entitled to a compensation deduction for Federal income tax purposes at the same time as, and in the same amount that, the option holder recognizes such income.

         When an optionee subsequently disposes of the shares of Common Stock received upon exercise of an option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period) in an amount equal to the difference between the sale price and the fair market value of the shares on the date of exercise of the option. The Company will not be entitled to any deduction upon any Outside Director's disposition of shares received upon exercise of an option.

Required Vote.

         The affirmative vote of a majority of the shares of Common Stock present or represented by proxy at the Meeting and entitled to vote on this proposal will be required to approve the 2003 Plan. The Board of Directors unanimously recommends that stockholders vote FOR this proposal.

                                   PROPOSAL 3

                          RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         KPMG LLP has served as the Company's independent public accountants since April 9, 2002 when the Company's Board of Directors, upon recommendation of the Audit Committee of the Board, decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants. The selection of KPMG was based on, among other factors, KPMG's industry expertise and the engagement team's experience and qualifications.

         Andersen's report on the financial statements of the Company for each of the fiscal years ended June 29, 2001 and June 30, 2000 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         During those fiscal years and the subsequent interim period thereafter through the date of termination of Andersen's engagement, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused Andersen to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such years, there was no "reportable event," as that term is defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K, and there was no disagreement or difference of opinion with Andersen regarding any "reportable event".

         During those fiscal years and the subsequent interim period thereafter through the date of termination of Andersen's engagement, neither the Company nor anyone on behalf of the Company consulted KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any reportable event, as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

         The Company provided Andersen with a copy of the foregoing statements and requested that Andersen furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. By letter dated April 12, 2002 to the Securities and Exchange Commission, Andersen advised that it was in agreement with the statements contained above except for the information contained in the first and fourth paragraphs of this section that did not relate to Andersen.

Principal Accountant Fees and Services

         The following is a summary of the fees billed to the Company by KPMG for professional services rendered for the fiscal years ended June 27, 2003 and June 28, 2002:

         Fee Category                                         Fiscal 2003 Fees            Fiscal 2002 Fees
         ------------                                         ------------------        ------------------
         Audit Fees                                           $          162,000        $          130,000(1)
         Audit-related fees                                                7,500                   --
         Tax fees                                                         16,500                     9,300
         All other fees                                                --                          --
                                                              ------------------        ------------------
            Total Fees                                        $          186,000        $          139,300
                                                              ------------------        ------------------


------------------------------

(1) Does not include $28,000 paid to Anderson for the review of quarterly reports during fiscal 2002.

         Audit Fees. These fees were for professional services rendered for KPMG's audit of the Company's annual consolidated financial statements and review of the Company's interim consolidated financial statements included in quarterly reports, and services that are normally provided by KPMG in connection with regulatory filings or engagements.

         Audit-Related Fees. These services were for an employee benefit plan audit.

         Tax Fees. These fees were for professional services regarding the preparation of income tax returns and other tax compliance.

         All Other Fees. The Company did not engage KPMG to perform any services other than those listed separately above in either fiscal 2003 or fiscal 2002.

         In connection with the standards for independence of the Company's independent public accountants promulgated by the SEC, the Audit Committee considered whether the services provided is compatible with maintaining the independence of KPMG.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee's present policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year for services set forth in an engagement letter approved by the Audit Committee or its Chairman and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee or its Chairman regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Effect of Ratification

         The Board proposes that the stockholders ratify the Audit Committee's selection of KPMG as the independent public accountants of the Company for the year ending June 25, 2004. If the resolution selecting KPMG as independent public accountants is adopted by stockholders, the Audit Committee nevertheless retains the discretion to select different auditors should it then deem it in the Company's interests. Any such future selection need not be submitted to a vote of stockholders.

Availability of KPMG at the Meeting

         KPMG has indicated to the Company that it intends to have a representative present at the Meeting who will be available to respond to appropriate questions and will have the opportunity to make a statement if the representative so desires.

Required Vote

         The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on this proposal is required to ratify the selection of KPMG as the Company's independent public accountants. The Board of Directors unanimously recommends a vote FOR Proposal 3.

                                  MISCELLANEOUS

Stockholder Proposals

         From time to time stockholders may present proposals which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. In order to be considered, such proposals must be submitted in writing on a timely basis. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2004 Annual Meeting of Stockholders must be received by July 1, 2004. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company, 1385 Akron Street, Copiague, New York 11726. As to any proposal intended to be presented by a stockholder, without inclusion in the Board of Directors' proxy statement and form of proxy for the Company's 2004 Annual Meeting, the proxies named in the Board of Directors' form of proxy for that meeting will be entitled to exercise discretionary authority on that proposal unless the Company receives notice of the matter on or before September 14, 2004. Any such notices should also be directed to the Secretary of the Company at the above address. However, even if such notice is timely received, such proxies may nevertheless be entitled to exercise discretionary authority on that matter to the extent permitted by Securities and Exchange Commission regulations.

Annual Report on Form 10-K

         The 2003 Annual Report to Stockholders of the Company accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the year ended June 27, 2003, which has been filed with the Securities and Exchange Commission, is contained in the Company's 2003 Annual Report to Stockholders accompanying this Proxy Statement and is also available, without charge, to stockholders upon request. Requests for a copy of that report should be addressed to Ms. Virginia M. Hall, Vice President-Administration and Secretary, 1385 Akron Street, Copiague, New York 11726, telephone number (631) 789-5000.

Solicitation of Proxies

         The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. Proxies may be solicited without extra compensation by certain officers, directors and regular employees of the Company by mail and, if determined to be necessary, by telephone, telecopy, telegraph or personal interview. The Company has retained W.F. Doring & Co., Inc., 866 Broadway, Bayonne, New Jersey 07002 to aid in the solicitation of Proxies. For its services, W.F. Doring & Co., Inc. will receive a fee of $2,500 plus reimbursement for certain out-of-pocket expenses.

                                      By Order of the Board of Directors,


                                          Virginia M. Hall,
                                          Secretary

October 27, 2003

                                                                   Appendix A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                         TII NETWORK TECHNOLOGIES, INC.


I.   PURPOSE

     The primary function of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of TII Network Technologies, Inc. and its subsidiaries (the "Company") and the audits of the financial statements of the Company by reviewing the financial reports and other financial information being provided by the Company to any governmental body or the public; the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Company's Board of Directors (the "Board") have established or may establish; and the Company's auditing, accounting and financial reporting processes generally. The Committee's primary duties and responsibilities are to:

     o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     o Review financial and operating topics representing significant risk to the Company.

     o Be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent auditor.

     o Review and appraise the audit efforts of the Company's independent auditor.

     o Provide an open avenue of communications among the independent auditors, financial and senior management and the Board.

     o    Establish  procedures  for the  receipt,  retention  and  treatment of
          complaints  regarding   accounting,   internal  controls  or  auditing
          matters.

     o Pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Securities Exchange Act of 1934 (the "Exchange Act").

     The Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and/or the independent auditor.

     Nothing contained in this Charter is intended to, or should be construed as, creating any responsibility or liability of the members of the Committee except to the extent otherwise provided under the Delaware General Corporation Law, which shall continue to set the legal standard for the conduct of the members of the Committee.

II.  COMPOSITION OF THE AUDIT COMMITTEE

     The Committee shall be comprised of at least three members of the Board, as determined by the Board, each of whom must be an "independent director" and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the member's, or the proposed member's, independent judgment in carrying out his or her responsibilities as a director and as a member of the Committee. An "independent director" is a member of the Board who meets the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act, Rule 10A-3(b)(1) promulgated thereunder by the Securities and Exchange Commission (the "SEC") and Marketplace Rule 4200 of the Nasdaq Stock Market, Inc. ("Nasdaq") for audit committees, all as amended, modified or supplemented from time to time, subject to such exceptions and exemptions as may be permissible under the rules of the SEC and the Nasdaq. No member of the Committee may accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any subsidiary of the Company nor may he or she be an affiliated person of the Company under applicable SEC or Nasdaq rules.

     All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Company shall also disclose (in accordance with SEC and Nasdaq rules) whether, based on a determination of the Board, at least one member of the Committee meets the criteria of an "audit committee financial expert," within the meaning of Rule 401(h) promulgated by the SEC under the Exchange Act and any rules adopted by Nasdaq with respect thereto, as same may be amended, modified or supplemented from time to time. All determinations pursuant to this paragraph shall be made by the Board.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board. Unless a chairperson of the Committee (the "Chairperson") is elected by the Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee.

III. MEETINGS

     The Committee shall meet from time to time as called by the Chairperson or as requested by management or the Company's independent auditors. The Chairperson will prepare a meeting agenda with the input of management and the independent auditor and in a timely manner to allow for adequate preparation and participation during a meeting. Members of the Committee may participate in any meeting of the Committee by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other. The Committee may ask members of management or others to attend meetings of the Committee, or portions thereof, and provide pertinent information as necessary. The Committee may meet with management, the Company's independent auditors or others in separate executive sessions to discuss any matters that the Committee or those with whom the Committee proposes to meet believe should be discussed privately. The Committee shall maintain minutes or other records of meetings and activities of the Committee, making the minutes available to any Board member at any time he or she requests them. The Committee shall report regularly to the full Board of Directors and provide the Board such recommendations as the Committee may deem appropriate. The report to the Board may take the form of an oral report by the person designated by the Committee to make such report.

IV.  RESPONSIBILITIES AND DUTIES

     The Committee shall:

Documents/Reports Review
------------------------

     1. Review, prior to its filing or prior to its release, as the case may be, the Company's Annual Report on Form 10-K, annual report to stockholders and press release with respect to financial information contained therein.

     2. Review, prior to their filing or release, as the case may be, the Company's Quarterly Reports on Form 10-Q and press release with respect to financial information contained therein. The Chairperson may represent the entire Committee for the purposes of this review.

     3. Review such other financial information as may be submitted to the SEC or the public, as the Audit Committee shall deem appropriate. The Chairperson may represent the entire Audit Committee for the purposes of this review.

     4. In connection with the reviews of all such reports and financial information, consult with the Company's management and independent auditors as to the completeness and accuracy of such reports and financial information and discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards 61 and, to the extent applicable, Statement of Auditing Standards 100 (formerly Statement of Auditing Standards 71), each as in effect at that time.

     5. Recommend to the Board whether the Company's financial statements for the year covered by such report should be included in the Company's Annual Report on Form 10-K.

     6. Prepare a report of the Committee to be included in the Company's Proxy statement for annual meetings of stockholders in accordance with SEC rules.

Independent Auditors
--------------------

     1. Have the sole authority to appoint, discharge and replace the Company's independent auditor. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditors regarding financial reporting). The independent auditor shall be accountable to, and report directly to, the Committee.

     2. On an annual basis, consider the independence of the Company's independent auditor, including reviewing and discussing with the auditor all significant relationships which effect the auditor's independence, reviewing whether the provision by the independent auditor of permitted non-audit services is compatible with the independent auditor's independence and receiving the written statement from the independent auditor required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time, and actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor.

     3. Pre-approve all audit and permitted non-audit services to be performed by the independent auditor (including the terms of its engagement with respect thereto), explicitly and/or through policies and procedures adopted by the Committee; consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence; and approve all engagement letters between the Company and the independent auditor for both audit and permitted non-audit services. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals required by this Section. The decisions of the members to whom such authority is delegated shall be presented to the full Committee at its next scheduled meeting. Approvals by the Committee (or such designated members) of a non-audit service to be performed by the Company's independent auditor shall be disclosed, in the manner and to the extent required by the SEC, in the Company's periodic reports filed with the SEC.

     4. Review and evaluate the lead partner and other members of the independent auditor's team.

     5.   Ensure  the  rotation  of  the  audit  partners,   including,  without
          limitation, the lead partner and concurring or reviewing partner, pursuant to Rule 2-01(c)(6), each of Regulation S-X promulgated by the SEC.

     6. Recommend to the Board policies, not inconsistent with Rule 2-01(c)(2) of Regulation S-X promulgated by the SEC, for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

Financial Reporting Processes
-----------------------------

     1. Review and discuss the quality of the financial reporting process with management and the independent auditors; and make inquiries as to the appropriateness of the Company's accounting principles as applied to its financial statements.

     2. Review and discuss with management and the independent auditors any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     3. Review and discuss quarterly, with management and the independent auditor, the Company's critical accounting policies and practices to be used in the Company's financial statements and alternate treatments of the application of accounting principles related to material items that have been discussed with the Company's management and that may be used in the preparation of the Company's financial statements, including the ramifications of the use of such alternate treatments, and the treatment preferred by the independent auditor.

     4. Review disclosures made to the Committee by the Company's principal executive officer and principal financial officer during their certification process with respect to the Reports on Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     5. Consider and approve, if appropriate, the adoption of new, and major changes to the Company's existing accounting principles and practices as suggested by the independent auditor or management.

     6. Have discussions with management and the independent auditor regarding the interim financial reporting process, if and when required.

     7. Review the accounting for significant or unusual transactions and for significant audit adjustments.

Process Improvement
-------------------

     1. Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures proposed to be utilized.

     2. Review with management and the independent auditors any material weaknesses in the Company's system of internal control.

     3. Periodically consult with the independent auditor, out of the presence of management, about the Company's internal controls and disclosure controls and the completeness and accuracy of the Company's financial statements.

     4. Review, assess and discuss with management and the independent auditor material written communications between the independent auditor and management, such as any management letter, recommendations on financial reporting, internal and disclosure controls and other matters, and schedules of unadjusted differences, and management's responses to such communications.

     5. Discuss with the independent auditors significant financial risk exposures.

     6. Following completion of the annual audit, review separately with each of management and the independent auditors any significant issues encountered during the course of the audit, including any restrictions on the scope of work or access to required information. 7. Review with the independent auditor any significant disagreement among management and the independent auditors in connection with the preparation of any of the Company's financial statements.

     8. Review with the independent auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

     9. Meet at least annually with management and the independent auditors to discuss any matters that the Audit Committee, management or the independent auditors believe should be discussed privately.

Legal Compliance
----------------

     1. Review at least annually, with the Company's counsel, legal compliance matters.

     2. Review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements.

     3. Review and assess the results of all material regulatory examinations, including, but not limited to, SEC comments and inquires, review findings, recommendations and management's responses.

Ethical Compliance
------------------

     1. Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     2. Approve, if the duty is not delegated to a comparable body of the Board, all related party transactions in accordance with the regulations of the Nasdaq and, to the extent appropriate, the Delaware General Corporation Law.

     3. Establish, review and update periodically a code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and review measures established to enforce the code of ethics.

Review of Charter and Committee Performance
-------------------------------------------

     1. Review and reassess the adequacy of this Charter periodically, but at least annually, and update this Charter as conditions dictate.

     2.   Review its own performance at least annually.

Other Responsibilities
----------------------

     Perform such other activities consistent with this Charter, and the Company's Certificate of Incorporation, By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

V. CERTAIN OTHER AUTHORITY

     The Committee shall have the authority to engage independent counsel, accountants and other advisors, as it determines necessary to carry out its duties.

     The Committee shall have sole authority to provide for appropriate funding, as determined by the Committee, for the payment of (i) compensation to the Company's independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisors employed by the Committee under the preceding paragraph of this Charter; and (iii) ordinary administrative expenses for the Committee that are necessary or appropriate, in the Committee's discretion, in carrying out its duties.

September 24, 2003

                                                                      Appendix B


                         TII NETWORK TECHNOLOGIES, INC.
                  2003 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.       Purpose of the Plan

         The purpose of this 2003 Non-Employee Director Stock Option Plan (the "Plan") of TII Network Technologies, Inc., a Delaware corporation (the "Company"), is to make available shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock") for purchase by Directors who are not common law employees of the Company (the "Non-Employee Directors") and thus to attract and retain the services of experienced and knowledgeable Non-Employee Directors for the benefit of the Company and its stockholders and to provide additional incentive for such Non-Employee Directors to continue to work for the best interests of the Company and its stockholders through continuing ownership of Common Stock.

2.       Stock Subject to the Plan

         Subject to the provisions of Article 10, the total number of shares of Common Stock for which options may be granted under the Plan shall be 500,000. Shares issued under the Plan may be either authorized but unissued shares or shares which shall have been purchased or acquired by the Company for this or any other purpose. Such shares are from time to time to be allotted for option and sale to Non-Employee Directors in accordance with the Plan. In the event any option granted under the Plan shall expire, be canceled or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for grant under the Plan.

3.       Administration of the Plan

         The Plan shall be administered by the Board of Directors of the Company (the "Board"). The Board shall, subject to the express provisions of the Plan, grant options pursuant to the terms of the Plan; shall have the power to interpret the Plan, correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to, but not inconsistent with, the Plan; determine the terms and provisions of the respective option agreements (which need not be identical); and make determinations necessary or advisable for the administration of the Plan. The determination of the Board on the matters referred to in this Article 3 shall be conclusive. No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any options granted hereunder

4.       Option Grants

         (a) Subject to clause (c) of this Article 4, each individual who subsequent to the day on which the Company's 2003 Annual Meeting of Stockholders is concluded becomes a Non-Employee Director for the first time shall, effective as of the date such person becomes a Non-Employee Director, be granted an initial option to purchase 24,000 shares of Common Stock (an "Initial Option").

         (b) In addition, immediately following each annual meeting of stockholders at which Directors are elected which is held subsequent to the Company's 2003 Annual Meeting of Stockholders, each Non-Employee Director in office immediately following the conclusion of such meeting (whether or not elected at such meeting) shall, effective as of the date such meeting is held, be granted an option to purchase 5,000 shares of Common Stock plus 5,000 shares of Common Stock for each then standing Committee of the Board on which such director will be serving, and 2,000 shares of Common Stock for each such standing Committee of the Board as to which such director will be serving as Chairperson, immediately following the organization meeting of the newly elected Board following such annual meeting of stockholders ("Annual Options"), provided that an individual who becomes a Non-Employee Director for the first time at an annual meeting of stockholders shall only be granted an Initial Option under clause (a) of this Article 4 and options with respect to such Committee memberships and Chairpersonships under this clause (b) of this Article 4.

         (c) An employee of the Company who ceases such relationship shall not be deemed to become a Non-Employee Director unless and until he or she is serving as a Non-Employee Director immediately following the conclusion of the next annual meeting of stockholders at which Directors are elected (including if such person is not subject to election as a Director at such meeting) and shall not be entitled to an Initial Option.

5.       Option Price

         The exercise price at which shares of the Common Stock may be purchased pursuant to options granted under the Plan shall be 100% of the fair market value of the Common Stock on the date an option is granted, but not less than the par value of the Common Stock. The fair market value of the Common Stock on any day shall be (a) if actual sales price information is generally reported for the Common Stock on its principal market, the closing price of the Common Stock on such day (or last day of trade prior to such day if not traded on such day),
(b) if actual sales price information is not generally reported for the Common Stock on its principal market, the mean between the highest bid and lowest asked prices for the Common Stock on such day (or the last day quoted prior to such day if not quoted on such day), in each case as reported by such market or on a consolidated tape reflecting transactions on such market, or (c) if neither of the above are applicable, the mean between the then current highest independent bid and lowest independent asked prices for the Common Stock, determined by the Board (the determination of which shall be conclusive) on the basis of reasonable inquiry.

6.       Term of Each Option

         The term of each option shall be ten years (the "Scheduled Expiration Date"), subject to earlier termination as provided in the Plan.

7.       Exercise of Options

         (a) An Initial Option, subject to the provisions of Article 9, shall vest and become exercisable, on a cumulative basis, in three equal annual installments commencing one year following the date of grant. Annual Options, subject to the provisions of Article 9, shall vest and be exercisable in full immediately upon grant.

         (b) A Non-Employee Director purchasing less than the number of shares available to him or her in any period under the option may purchase any such unpurchased shares in any subsequent period of the option term.

         (c) The option shall not be exercisable at any time in an amount less than 100 shares (or the remaining shares then covered by and purchasable under the option if less than 100 shares). In no case may a fraction of a share be exercised, purchased or issued under the Plan.

         (d) The purchase price of the shares as to which an option shall be exercised shall be paid in full in cash or by check at the time of exercise. In addition, the Non-Employee Director shall pay to the Company in cash, upon demand, the amount, if any, which the Company determines is necessary to satisfy its obligation to withhold federal, state and local income and other taxes or other amounts incurred by reason of the grant or exercise of the option.

         (e) An option (or any part thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor.

         (f) A Non-Employee Director entitled to receive shares of Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him or her for such shares.

         (g) Nothing in the Plan or in any option granted under the Plan shall confer on any Non-Employee Director any right to continue as a director of the Company.

8.       Non-Transferability of Options

         No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution by the Non-Employee Director or his or her legal representatives, and may be exercised during the Non-Employee Director's lifetime only by him or her. Except to such extent, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

9.       Termination of Services on the Board of Directors

         In the event that a Non-Employee Director to whom an option has been granted under the Plan shall cease to serve on the Board for any reason (including as a result of not being re-elected to the Board, death or disability), such option may be exercised in whole or in part by the Non-Employee Director, at any time within one year after such cessation of service but not thereafter, and in no event after the scheduled expiration date of the option; provided, however, that if his or her service on the Board shall have been terminated for cause or if he or she resigns without the consent of a majority of the remaining members of the Board, his or her options shall terminate immediately.

10.      Adjustment of and Changes in Common Stock

         (a) In the event of any change in the outstanding Common Stock by reason of a stock dividend, stock split, stock combination, recapitalization, spin-off, split up, merger in which the Company is the surviving corporation, reorganization or the like, the aggregate number and kind of shares subject to the Plan, the number and kind of shares to be granted initially and annually, and the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be adjusted by the Board in a manner similar to the antidilution adjustments made under the Company's employee stock option plans.

         (b) In the event of (i) the  liquidation or dissolution of the Company,
(ii) a merger or consolidation in which the Company is not the surviving corporation, or (iii) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company are exchanged, outstanding options shall terminate, unless other provision is made therefor in the transaction (which provision shall be made in a manner similar to the provision made for options granted under the Company's employee stock option plans).

11.      Compliance with Securities Laws

         (a) It is a condition to the exercise of any option that either (i) a Registration Statement under the Securities Act of 1933, as amended, or any succeeding act (collectively, the "Securities Act"), with respect to its underlying shares shall be effective and current at the time of exercise of the option or (ii) in the opinion of counsel to the Company, there shall be an exemption from registration under the Securities Act for the issuance of shares of Common

Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to the Plan for issuance or for resale.

         (b) In  connection  with  fulfilling  the condition set forth in clause
(a)(ii) of this Article 11, the Company may require a Non-Employee Director, as a condition to the exercise of an option, to execute and deliver to the Company representations and warranties, in form and substance satisfactory to counsel to the Company, that (i) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Non-Employee Director for his or her own account, for investment only and not with a view to the resale or distribution thereof, all within the meaning of the Securities Act, and (ii) any subsequent resale or distribution of shares of Common Stock by such Non-Employee Director will be made only pursuant to (x) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold at the time of sale or (y) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Non-Employee Director shall, prior to any offer or sale or distribution of such shares of Common Stock, provide the Company with a favorable written opinion of counsel, in form and substance satisfactory to counsel to the Company, as to the applicability of such exemption to the proposed sale or distribution. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan, and may issue such "stop transfer" instructions to its transfer agent in respect of such shares, as it determines, in its discretion, to be necessary or appropriate to prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act.

         (c) The Company may also require, as a further condition to the exercise of an option, in whole or in part, that the shares of Common Stock underlying such option or the Plan be specifically listed on the securities markets on which the Company's Common Stock is traded and be registered or qualified under any applicable state securities laws, and that the consent or approval of any governmental regulatory body, which the Company deems necessary or desirable as a condition to the exercise of such option or the issue of shares thereunder, shall have been effected or obtained free of any conditions requiring the Company to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction wherein it has not already done so and free of any other conditions not customarily imposed by a securities exchange, law or governmental regulatory body in connection with such listing, qualification, consent or approval.

12.      Amendment and Termination

         The Board may amend, suspend or terminate the Plan or any portion thereof at any time. The Board may not, without the approval of the Company's stockholders within 12 months after the date of adoption of any such amendment or amendments, make any alteration or amendment thereof which (i) makes any change in the class of eligible participants as determined in accordance with Articles 1 and 4 hereof; (ii) increases the total number of shares of Common Stock for which options may be granted under the Plan except as provided in
Article 10 hereof; (iii) decreases the option exercise price provided in Article 5 hereof except as provided in Article 10 hereof; or (iv) materially increases the benefits accruing to participants under the Plan within the meaning of Rule 16b-3. No amendment shall adversely affect the rights under any then outstanding option without the consent of the holder thereof.

13.        Stock Option Contracts

           Each option shall be evidenced by an appropriate contract which shall be duly executed by the Company and the Non-Employee Director, and shall contain such terms and conditions not inconsistent with the Plan as may be determined by the Board.

14.        Duties of the Company

           The Company shall, at all times during the term of each option, reserve and keep available for issuance or delivery such number of shares of Common Stock as will be sufficient to satisfy the requirements of all options at the time outstanding, shall pay all original issue taxes with respect to the issuance or delivery of shares pursuant to the exercise of such options and all other fees and expenses necessarily incurred by the Company in connection therewith.

15.        Effective Period

           The Plan shall become effective on September 24, 2003, the date of its adoption by the Board of Directors; provided, however that if the Plan is not approved within 12 months thereof by the favorable vote of stockholders then required for such action under the Delaware General Corporation Law at a meeting to be held to consider such approval, the Plan and any options granted under the Plan will be null and void and of no further effect. No options may be granted under the Plan after September 23, 2013. Options outstanding on or prior to such date shall, however, in all respects continue subject to the Plan.

PROXY                    TII NETWORK TECHNOLOGIES, INC.                    PROXY


           Proxy for Annual Meeting of Stockholders - December 3, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby appoints, as proxies for the undersigned, TIMOTHY J. ROACH and VIRGINIA M. HALL, or either of them, with full power of substitution, to vote all shares of the capital stock of TII Network Technologies, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 3, 2003, at 3:00 p.m., New York time, at the Huntington Hilton, 598 Broadhollow Road, Melville, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournments or postponements thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournments or postponements thereof, hereby revoking any proxies heretofore given.

      EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. A VOTE FOR EACH LISTED NOMINEE AND FOR PROPOSALS 2 AND 3 IS RECOMMENDED BY THE BOARD OF DIRECTORS. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR AND FOR PROPOSALS 2 AND 3.


   Continued and to be signed on the reverse side if you elect to vote by mail

[LOGO] TII
NETWORK
TECHNOLOGIES


                                                    000000 0000000000   0   0000
                                                    000000000.000 ext.
                                                    000000000.000 ext.
MR. A. SAMPLE                                       000000000.000 ext.
DESIGNATION (IF ANY)                                000000000.000 ext.
ADD 1                                               000000000.000 ext.
ADD 2                                               000000000.000 ext.
ADD 3                                               000000000.000 ext.
ADD 4                                               000000000.000 ext.
ADD 5
ADD 6                                               Holder Account Number

                                                    C 1234567890J N T

                                       -----------------------------------------
                                                           BARCODE
                                       -----------------------------------------

                                      |_|    Mark this box with an X if you have
                                             made   changes   to  your  name  or
                                             address details above.


--------------------------------------------------------------------------------
Annual Meeting Proxy Card
--------------------------------------------------------------------------------

The Board of Directors recommends a vote FOR the listed nominees.

1. Election of Directors                For             Withhold

01- Alfred J. Roach                     |_|               |_|

02- Timothy J. Roach                    |_|               |_|

03- Lawrence F. Fodrowski               |_|               |_|


(Except Nominee(s) written above)

The Board of Directors recommends a vote FOR the following proposals:

                                     For       Against     Abstain
2.  To approve the Company's 2003
    Non-Employee Director Stock
    Option Plan.                     |_|         |_|         |_|


3.  To  ratify the selection of
    KPMG LLP as  independent  public
    accountants for the Company.     |_|         |_|         |_|


Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as you name(s) appear(s) on this proxy. All joint holders should sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature             Signature 2 - Please keep signature
within the box                                  within the box                                Date (mm/dd/yyyy)
-------------------------------------------     ------------------------------------------    --------------------------------
                                                                                              [ ][ ] / [ ][ ] / [ ][ ][ ][ ]
-------------------------------------------     ------------------------------------------    --------------------------------